                              EXECUTIVE INVESTORS TRUST
                         SUPPLEMENTAL DATED DECEMBER 29, 1997
                          TO PROSPECTUS DATED APRIL 30, 1997



1. The following should replace the first paragraph under "Management-Portfolio Managers" on page 23:

   Effective January 1, 1998, the BLUE CHIP FUND will be co-managed by Dennis T. Fitzpatrick and Kimberly Speegle. Mr. Fitzpatrick has been co-manager of the BLUE CHIP FUND since February 1997. Effective January 1, 1998, Mr. Fitzpatrick and Ms. Speegle will also co-manage the Blue Chip Fund of First Investors Series Fund, the Blue Chip Fund of First Investors Life Series Fund and the Growth & Income Fund of First Investors Series Fund II, Inc. Mr. Fitzpatrick joined FIMCO in October 1995 as a Large Cap Analyst. From February 1997 Mr. Fitzpatrick has co-managed the Blue Chip Fund of First Investors Series Fund and the Blue Chip Fund of First Investors Life Series Fund. From July 1995 to October 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. and from 1988 to 1995 he was Northeast Surety Manager at American International Group. Ms. Speegle joined FIMCO in August 1997 as an Assistant Portfolio Manager. From March 1997 to August 1997, Ms. Speegle was an Investment Analyst at Sage Asset Management and from 1992 to 1995 she was a Portfolio Manager for the Clark Family.

2. The following should be added to the end of the second paragraph on page 1 and the first paragraph under "Investment Objectives and Policies-Blue Chip Fund" on page 6:

It is the Fund's policy to remain relatively fully invested in equity securities under all market conditions rather than to attempt to time the market by maintaining large cash or fixed-income securities positions when market declines are anticipated. The Fund is appropriate for investors who are comfortable with a fully invested stock portfolio.

3.  The following table is part of the  "Financial Highlights" on pages 4 and 5:


                                            Average Monthly     Average Monthly
                          Amount of Debt    Amount of Debt      Number of Shares      Average Amount of
Insured Tax               Outstanding at      Outstanding         Outstanding          Debt Per Share
Exempt Fund               End of Period    During the Period    During the Period     During the Period
-----------               -------------    -----------------    -----------------     ------------------
7/26/90* to 12/31/90 . .    $239,223            $39,871               52,282                 $0.76
1991 . . . . . . . . . .       --                32,701              200,690                  0.16
1992 . . . . . . . . . .       --                  --                410,953                   --
1993 . . . . . . . . . .       --                18,126              582,792                  0.03
1994 . . . . . . . . . .       --                  --                771,907                   --
1995 . . . . . . . . . .       --                73,200              879,202                  0.08
1996 . . . . . . . . . .       --                 4,009            1,081,638                   --


*Commencement of operations

4.  The following should be added to "Purchase of Shares-Waivers of Sales
Charges:"

Sales charges do not apply to any purchase by an FIC Representative, or by the spouse, children, grandchildren, parent or grandparent of any such person.


EIT797